Exhibit 99.1

Fortress Reports Third Quarter 2017 Results

New York, NY. November 9, 2017 – Fortress Investment Group LLC (NYSE: FIG) (“Fortress” or the “Company”) today reported its third quarter 2017 financial results.

FINANCIAL SUMMARY

•	Management Fee Paying Assets Under Management (“AUM”) of $36.1 billion as of September 30, 2017, down 2% compared to the previous quarter’s AUM, adjusted to exclude the Logan Circle business which Fortress sold in September 2017

•	GAAP net income of $190 million, or $0.37 per diluted Class A share, for the third quarter of 2017, compared to GAAP net income of $58 million, or $0.07 per diluted Class A share, for the third quarter of 2016

•	GAAP net income of $215 million, or $0.43 per diluted Class A share, for the first nine months of 2017, compared to GAAP net income of $16 million, or $0.02 per diluted Class A share, for the first nine months of 2016

•	Pre-tax distributable earnings (“DE”) of $291 million, or $0.73 per dividend paying share, for the third quarter of 2017, compared to pre-tax DE of $90 million, or $0.23 per dividend paying share, for the third quarter of 2016

•	Pre-tax DE of $451 million, or $1.14 per dividend paying share, for the first nine months of 2017, compared to pre-tax DE of $255 million, or $0.64 per dividend paying share, for the first nine months of 2016

•	Net cash and investments of $1.4 billion, or $3.54 per dividend paying share, as of September 30, 2017

•	$1.4 billion of gross embedded incentive income across funds and permanent capital vehicles as of September 30, 2017, that has not yet been recognized in DE

•	Total uncalled capital, or “dry powder,” of $7.5 billion as of September 30, 2017, including $4.5 billion available for general investment purposes

BUSINESS HIGHLIGHTS

•	Completed the sale of Logan Circle Partners, L.P. (“Logan Circle”) to MetLife, Inc. (“MetLife”)

•	Raised $1.8 billion of capital across alternative investment businesses in the first nine months of 2017

•	Investment performance summary as of September 30, 2017:

•	Annualized inception-to-date net IRRs for Credit Opportunities Fund (“FCO”), FCO II and FCO III of 22.9%, 15.6% and 10.3%, respectively

•	Third quarter and year-to-date 2017 net returns of 2.0% and 5.6%, respectively, for the Drawbridge Special Opportunities Fund (“DBSO”) LP

Note: This release contains certain Non-GAAP financial measures. Fortress urges you to read the “Non-GAAP Information” section below and to review the exhibits in this release for reconciliations of these measures to the comparable GAAP measures.

PROPOSED ACQUISITION BY SOFTBANK

On July 12, 2017, Fortress announced that, at its special meeting of shareholders, the Company’s shareholders had voted, among other things, in favor of the proposal to adopt the previously announced merger agreement pursuant to which certain subsidiaries of SoftBank Group Corp. (“SoftBank”) will acquire Fortress for approximately $3.3 billion in cash. Of the votes cast in respect of the proposal to adopt the merger agreement, approximately 99.7% of shares voted in favor. The transaction is anticipated to close in the fourth quarter of 2017, subject to certain regulatory approvals and other customary closing conditions, after which Fortress will operate as an independent business within SoftBank under the continuing leadership of Fortress Principals Pete Briger, Wes Edens and Randy Nardone.

SUMMARY FINANCIAL RESULTS

Fortress’s business model is highly diversified, and management believes that this positions the Company to capitalize on opportunities for investing, capital formation and harvesting profits that can occur at different points in any cycle for our individual businesses. Fortress’s business model generates stable and predictable management fees, which is a function of the majority of Fortress’s alternative AUM residing in long-term investment structures. Fortress’s alternative investment businesses also generate variable incentive income based on performance, and this incentive income can contribute meaningfully to financial results. Balance sheet investments represent a third component of Fortress’s business model, and the Company has built substantial value in these investments, which are made in Fortress funds alongside the funds’ limited partners. The table below summarizes Fortress’s operating results for the three months ended September 30, 2017. The condensed consolidated GAAP statement of operations and balance sheet are presented on pages 10-11 of this press release.

	3Q	2Q	3Q	% Change		YTD	YTD	% Change
	2017	2017	2016	QoQ	YoY	2017	2016	QoQ
(in millions, except per share amount)
GAAP
Revenues	$254	$247	$261	3%	(3)%	$734	$725	1%
Expenses	248	210	225	18%	10%	699	671	4%
Other Income (loss)	231	8	29	N/A	N/A	240	(27)	N/A
Net income (loss)	190	32	58	494%	228%	215	16	N/A
Net income (loss) attributable to Class A Shareholders	89	15	31	493%	187%	100	8	N/A

Per diluted share	$0.37	$0.06	$0.07	N/A	N/A	$0.43	$0.02	N/A

Weighted average Class A shares outstanding, diluted	394	395	390			394	390
Distributable Earnings
Fund management DE	$100	$82	$88	22%	14%	$243	$249	(2)%
Pre-tax DE	291	86	90	238%	223%	451	255	77%

Per dividend paying share/unit	$0.73	$0.22	$0.23	232%	217%	$1.14	$0.64	78%

Weighted average dividend paying shares and units outstanding	396	397	394			397	396
Assets Under Management
Private Equity and Permanent Capital	$14,172	$14,682	$13,917	(3)%	2%	$14,172	$13,917	2%
Credit[1]	16,816	17,708	18,287	(5)%	(8)%	16,816	18,287	(8)%
Liquid Markets[2]	5,121	4,558	4,541	12%	13%	5,121	4,541	13%
Logan Circle[3]	—	35,483	33,386	N/A	N/A	—	33,386	N/A

Total Assets Under Management	$36,109	$72,431	$70,131	(50)%	(49)%	$36,109	$70,131	(49)%

[1]	The Assets Under Management presented for Credit includes $1,371 million of AUM related to co-managed funds as of 3Q 2017.
[2]	The Assets Under Management presented for Liquid Markets includes $5,083 million of AUM related to the Affiliated Manager as of 3Q 2017.
[3]	Fortress sold the Logan Circle business in September 2017.

GAAP RESULTS

Fortress recorded GAAP net income of $190 million, or $0.37 per diluted Class A share, for the third quarter of 2017, compared to GAAP net income of $58 million, or $0.07 per diluted Class A share, for the third quarter of 2016. Our diluted earnings per share includes the income tax effects to net income (loss) attributable to Class A shareholders from the assumed conversion of Fortress Operating Group units to Class A shares in periods when the effect is dilutive.

The year-over-year change in Fortress’s third quarter 2017 GAAP net income was primarily driven by a $202 million increase in other income, partially offset by a $40 million increase in income tax expense, a $23 million increase in expenses and a $7 million decrease in revenues.

The $202 million increase in other income was primarily due to the completed sale of Logan Circle, which resulted in a gain on sale of $189 million, net of selling expenses.

The $23 million increase in expenses was primarily related to higher compensation and benefits expense.

The $7 million decrease in revenues was primarily related to lower incentive income from non-affiliates, lower other revenues and lower management fees from affiliates and non-affiliates, partially offset by higher incentive income from affiliates.

SEGMENT RESULTS (NON-GAAP)

This section provides information about each of Fortress’s businesses: (i) Credit Hedge Funds and Credit PE Funds, (ii) Private Equity Funds and Permanent Capital Vehicles, (iii) Liquid Hedge Funds, and (iv) Logan Circle. Fortress uses DE as the primary metric to manage its businesses and gauge the Company’s performance, and it uses DE exclusively to report segment results. All DE figures are presented on a pre-tax basis. Consolidated segment results are non-GAAP information and are not presented as a substitute for Fortress’s GAAP results. Fortress urges you to read “Non-GAAP Information” below.

	As of September 30, 2017
		Private Equity		Credit Funds		Liquid Hedge Funds	Logan Circle Partners[10]
(in millions)	Total	Funds	Permanent Capital Vehicles	Hedge Funds	PE Funds
Assets Under Management[4]	$36,109	$6,249	$7,923	$8,452	$8,364	$5,121	$—
Dry Powder	$7,484	$627	$—	$365	$6,492	N/A	N/A
Average Management Fee Rate[5]		1.2%	1.5%	2.0%	1.3%	1.0%	N/A
Incentive Eligible NAV Above Incentive Income Threshold[6]	$22,123	$1,973	$4,840	$6,042	$9,268	$—	$—
Undistributed Incentive Income: Unrecognized	$1,402	$254	$56	$69	$1,023	$—	$—
Undistributed Incentive Income: Recognized	$98	—	34	64	—	—	—

Undistributed Incentive Income[7]	$1,500	$254	$90	$133	$1,023	$—	$—

	Three Months Ended September 30, 2017
		Private Equity		Credit Funds		Liquid Hedge Funds	Logan Circle Partners[10]
(in millions)	Total	Funds	Permanent Capital Vehicles	Hedge Funds	PE Funds
Third-Party Capital Raised	$242	$—	$—	$242	$—	$—	$—
Segment Revenues
Management fees	$131	$20	$31	$37	$29	$1	$13
Incentive income	140	11	58	28	42	1	—

Total	271	31	89	65	71	2	13
Segment Expenses
Operating expenses[8]	(122)	(7)	(34)	(27)	(32)	(2)	(15)
Profit sharing compensation expenses	(41)	(3)	(3)	(13)	(22)	—	—

Total	(163)	(10)	(37)	(40)	(54)	(2)	(15)
Earnings From Affiliated Manager	4	—	—	—	—	4	—
Principal Performance Payments	(12)	(2)	(6)	(2)	(2)	—	—

Fund Management DE8	$100	$19	$46	$23	$15	$4	$(2)

Net Investment Income[9]	191	15	—	1	6	—	170

Pre-tax Distributable Earnings[8,9]	$291	$34	$46	$24	$21	$4	$168

[4]	The Assets Under Management presented for the Credit Hedge Funds includes $1,371 million related to co-managed funds and $743 million related to the third party originated JP Funds and Value Recovery Funds. The Assets Under Management presented for the Liquid Hedge Funds includes $5,083 million related to the Affiliated Manager.
[5]	The Average Management Fee Rate presented for the Credit Hedge Funds excludes the co-managed funds and third-party originated JP Funds and Value Recovery Funds (see footnote 4 above). The Average Management Fee Rate presented for the Liquid Hedge Funds excludes the Affiliated Manager.
[6]	The Incentive Eligible NAV Above Incentive Income Threshold presented for Credit Hedge Funds excludes co-managed funds, certain third party originated funds and sidepocket investments and for Liquid Hedge Funds, excludes the Affiliated Manager and sidepocket investments. The Incentive Eligible NAV Above Incentive Income Threshold presented for Private Equity Funds and Credit PE Funds (except for a portion of Long Dated Value Fund I, whose capital was above the incentive income threshold as of September 30, 2017), represents total fund NAV. The Incentive Eligible NAV Above Incentive Income Threshold presented for the Permanent Capital Vehicles represents the equity basis that is used to calculate incentive income.
[7]	Undistributed Incentive Income—Recognized represents the results of the main fund investments for the Credit Hedge Funds including the impact of realized gains and losses and unrealized losses on sidepocket investments. Undistributed Incentive Income—Unrecognized represents the results of the Private Equity Funds, Credit PE Funds and Liquid and Credit Hedge Fund sidepocket and redeeming capital account (RCA) investments which have not been recognized in Distributable Earnings and will be recognized when realized. The Undistributed Incentive Income presented for the Credit Hedge Funds excludes co-managed funds and certain third party originated funds and for Liquid Hedge Funds, excludes the Affiliated Manager. Undistributed Incentive Income for Credit PE Funds includes $5 million of net unrealized gains that would have been recorded in Distributable Earnings if Fortress had settled Japanese Yen foreign exchange derivative contracts used to economically hedge estimated future incentive income it had outstanding as of September 30, 2017. Undistributed Incentive Income for Permanent Capital Vehicles includes $56 million of incentive income that would have been recorded in Distributable Earnings if Fortress had (i) exercised all of its in-the-money options it holds in the Permanent Capital Vehicles and sold all of the resulting shares, (ii) sold all of its Permanent Capital Vehicle common shares which it received as incentive income and (iii) sold all of its Permanent Capital Vehicle common shares which it received from previously exercised Permanent Capital Vehicle options, based on their respective September 30, 2017 closing prices.
[8]	Includes Unallocated Expenses of $5 million incurred by Fortress related to the proposed acquisition by SoftBank.
[9]	Includes Unallocated Investment Income of $1 million and Unallocated Expenses of $2 million.
[10]	Fortress sold the Logan Circle business in September 2017.

Pre-tax DE was $291 million in the third quarter of 2017, up from $90 million in the third quarter of 2016, primarily due to higher investment income and incentive income, partially offset by higher operating expenses and lower management fees.

Management fees were $131 million in the third quarter of 2017, down from $136 million in the third quarter of 2016. The decrease was primarily due to lower management fees from the Credit PE Funds, Credit Hedge Funds, Logan Circle and Private Equity Funds, partially offset by higher management fees from the Permanent Capital Vehicles.

Incentive income in the third quarter of 2017 totaled $140 million, up from $113 million in the third quarter of 2016, primarily due to higher incentive income from the Permanent Capital Vehicles and Private Equity Funds, partially offset by lower incentive income from the Credit PE Funds and Credit Hedge Funds.

Earnings from the Affiliated Manager totaled $4 million in the third quarter of 2017, up from $3 million in the third quarter of 2016.

The Company’s segment revenues and distributable earnings will fluctuate materially depending upon the performance of its funds and the realization events within its private equity businesses, as well as other factors. Accordingly, the revenues and distributable earnings in any particular period should not be expected to be indicative of future results.

ASSETS UNDER MANAGEMENT

As of September 30, 2017, AUM totaled $36.1 billion. As of quarter end, approximately 85% of AUM was in funds with long-term investment structures.

During the quarter, Fortress’s AUM decreased primarily due to (i) the sale of Logan Circle which had $37.1 billion of AUM, (ii) $2.1 billion of capital distributions to investors, (iii) $0.2 billion in distributions to investors in redeeming capital accounts, and (iv) a $0.2 billion capital reset adjustment. These decreases to AUM were partially offset by (i) $0.6 billion in market-driven valuation gains, (ii) a $0.5 billion increase in the AUM of the Affiliated Manager and co-managed funds, (iii) a $0.3 billion increase in invested capital, and (iv) $0.2 billion of new capital raised that was directly added to AUM.

As of September 30, 2017, the Credit Funds and Private Equity Funds had $6.9 billion and $0.6 billion of uncalled capital, respectively, that will become AUM if called. Uncalled capital or dry powder – capital committed to the funds but not invested and generating management fees – includes $3.0 billion that is only available for follow-on investments, management fees and other fund expenses.

BUSINESS SEGMENT RESULTS

Below is a discussion of third quarter 2017 segment results and business highlights.

Credit:

•	DBSO LP had third quarter and year-to-date 2017 net returns of 2.0% and 5.6%, respectively

•	DBSO Ltd had third quarter and year-to-date 2017 net returns of 2.6% and 5.8%, respectively

•	FCO, FCO II, FCO III, FJOF and FJOF II (Yen) recorded annualized inception-to-date net IRRs of 22.9%, 15.6%, 10.3%, 27.7% and 27.8%, respectively, through September 30, 2017

•	Nearly $1.2 billion of gross embedded incentive income that has not yet been recognized in DE

(See supplemental data on pages 17-18 for more detail on Credit results)

The Credit business, which includes our Credit PE Funds and Credit Hedge Funds, generated pre-tax DE of $45 million in the third quarter of 2017, down from $68 million in the third quarter of 2016. The year-over-year decrease in DE was primarily driven by lower incentive income, partially offset by lower profit sharing expense.

The Credit Hedge Funds generated pre-tax DE of $24 million for the quarter, down from $36 million in the third quarter of 2016, primarily due to lower incentive income. Fortress’s flagship credit hedge fund, DBSO LP, had net returns of 2.0% for the quarter and annualized inception to date net returns of 10.6% as of September 30, 2017.

The Credit PE Funds generated pre-tax DE of $21 million in the quarter, compared to $32 million in the third quarter of 2016, primarily due to lower incentive income. Over the last twelve months, the Credit PE Funds have recognized $161 million of gross incentive income, while gross unrecognized Credit PE incentive income has increased $129 million year-over-year to $1.0 billion as of September 30, 2017.

Private Equity and Permanent Capital Vehicles:

•	Permanent Capital Vehicles generated $58 million of incentive income in the quarter

•	PE Fund valuations appreciated 3.2% in the quarter

(See supplemental data on pages 15-16 for more detail on Private Equity results)

The Private Equity business recorded pre-tax DE of $80 million in the third quarter of 2017, up from $27 million in the third quarter of 2016. The year-over-year increase was primarily driven by higher incentive income and higher investment income.

The Permanent Capital Vehicles generated pre-tax DE of $46 million in the quarter, up from $14 million in the third quarter of 2016, primarily due to higher incentive income. The Private Equity Funds generated pre-tax DE of $34 million, up from $13 million in the third quarter of 2016, primarily due to higher investment income and higher incentive income.

Liquid Hedge Funds:

•	Earnings from the Affiliated Manager totaled $4 million in the quarter

(See supplemental data on page 19 for more detail on Liquid Hedge Funds results)

The Liquid Hedge Funds recorded pre-tax DE of $4 million in the third quarter of 2017, up from a $5 million pre-tax DE loss in the third quarter of 2016. The year-over-year increase was due to higher earnings from the Affiliated Manager and lower operating expenses.

Logan Circle:

•	Completed the sale of Logan Circle to MetLife

(See supplemental data on page 20 for more detail on Logan Circle results)

Logan Circle recorded $168 million of pre-tax DE for the third quarter of 2017, including $170 million of investment income primarily related to the completed sale of Logan Circle to MetLife in September 2017.

LIQUIDITY & CAPITAL

As of September 30, 2017, Fortress had cash and cash equivalents of $666 million and debt obligations of $105 million.

As of September 30, 2017, Fortress had approximately $0.9 billion of investments in Fortress funds and options in publicly traded permanent capital vehicles and a total of $183 million in outstanding commitments to its funds. In addition, the NAV of Fortress’s investments in its own funds exceeded its segment cost basis by $507 million at quarter end, representing net unrealized gains that have not yet been recognized for segment reporting purposes.

DIVIDEND

In connection with the proposed merger between Fortress and an affiliate of SoftBank, Fortress has contractually agreed that it will not pay any dividends with respect to periods ending after March 31, 2017 while the merger agreement remains in effect.

NON-GAAP INFORMATION

DE is a supplemental metric used by management to measure Fortress’s operating performance. DE is a measure that management uses to manage, and thus report on, Fortress’s segments, namely: Private Equity, Permanent Capital Vehicles, Credit Hedge Funds, Credit PE Funds, Liquid Hedge Funds and Logan Circle. DE differs from GAAP net income in a number of material ways. For a detailed description of the calculation of pre-tax DE and fund management DE, see Exhibit 3 to this release and note 10 to the financial statements included in the Company’s most recent quarterly report on Form 10-Q.

Fortress aggregates its segment results to report consolidated segment results, as shown in the table under “Summary Financial Results” and in the “Total” column of the table under “Consolidated Segment Results (Non-GAAP).” The consolidated segment results are non-GAAP financial information. Management believes that consolidated segment results provide a meaningful basis for comparison among present and future periods. However, consolidated segment results should not be considered a substitute for Fortress’s consolidated GAAP results. The exhibits to this release contain reconciliations of the components of Fortress’s consolidated segment results to the comparable GAAP measures, and Fortress urges you to review these exhibits. Fortress also uses weighted average dividend paying shares and units outstanding (used to calculate pre-tax DE per dividend paying share) and net cash and investments. The exhibits to this release contain reconciliations of these measures to the comparable GAAP measures, and Fortress urges you to review these exhibits.

INVESTOR & MEDIA RELATIONS CONTACT

Gordon E. Runté

Fortress Investment Group

+1-212-798-6082

grunte@fortress.com

ABOUT FORTRESS

Fortress Investment Group LLC is a leading, highly diversified global investment firm with $36.1 billion in assets under management as of September 30, 2017. Founded in 1998, Fortress manages assets on behalf of over 1,750 institutional clients and private investors worldwide across a range of credit, real estate, permanent capital and private equity investment strategies. Fortress is publicly traded on the New York Stock Exchange (NYSE:FIG). For more information regarding Fortress Investment Group LLC or to be added to its e-mail distribution list, please visit www.fortress.com.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are generally identified by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “will,” “should,” “could,” “would,” “seek,” “approximately,” “predict,” “intend,” “plan,” “estimate,” “anticipate,” “opportunity,” “pipeline,” “comfortable,” “assume,” “remain,” “maintain,” “sustain,” “achieve” or the negative version of those words or other comparable words. Forward-looking statements are not historical facts, but instead represent only Fortress’s beliefs as of the date of this communication regarding future events, many of which, by their nature, are inherently uncertain and outside of Fortress’s control. Numerous factors could cause actual events to differ from these forward-looking statements, and any such differences could cause our actual results to differ materially from the results expressed or implied by these forward-looking statements. Such factors include but are not limited to the following: (1) conditions to the closing of the merger, including the obtaining of required regulatory approvals, may not be satisfied; (2) the merger may involve unexpected costs, liabilities or delays; (3) the business of Fortress may suffer as a result of uncertainty surrounding the merger; (4) the outcome of any legal proceedings related to the merger; (5) Fortress may be adversely affected by other economic, business, and/or competitive factors, including the net asset value of assets in certain of Fortress’s funds; (6) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (7) risks that the merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; (8) other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all; and (9) the risks described from time to time in Fortress’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of Fortress’s filings with the SEC. In addition, new risks and uncertainties emerge from time to time, and it is not possible for Fortress to predict or assess the impact of every factor that may cause its actual results to differ from those expressed or implied in any forward-looking statements.

Accordingly, you should not place undue reliance on any forward-looking statements contained in this communication, and you should not regard any forward-looking statement as a representation by Fortress or any other person that the future plans, estimates or expectations currently contemplated by Fortress will be achieved. Fortress can give no assurance that the expectations of any forward-looking statement will be obtained. Such forward-looking statements speak only as of the date of this communication. Fortress expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Fortress’s expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.

Fortress Investment Group LLC

Condensed Consolidated Statements of Operations (Unaudited)

(dollars in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended June 30,
	2017	2016	2017	2016
Revenues
Management fees: affiliates	$117,229	$123,491	$363,108	$377,269
Management fees: non-affiliates	12,435	14,455	41,132	42,066
Incentive income: affiliates	59,434	17,396	145,219	71,334
Incentive income: non-affiliates	570	31,000	1,761	40,862
Expense reimbursements: affiliates	55,073	54,602	167,860	166,041
Expense reimbursements: non-affiliates	271	1,258	1,182	4,064
Other revenues	9,351	18,943	13,318	23,832

Total Revenues	254,363	261,145	733,580	725,468

Expenses
Compensation and benefits	200,645	184,159	546,037	539,643
General, administrative and other	41,048	33,046	133,573	104,942
Depreciation and amortization	4,135	5,275	13,010	17,362
Interest expense	2,246	2,643	6,451	8,662

Total Expenses	248,074	225,123	699,071	670,609

Other Income (Loss)
Gains (losses)	19,640	1,862	21,706	(22,077)
Tax receivable agreement liability adjustment	—	—	—	(2,699)
Earnings (losses) from equity method investees	22,577	27,467	29,221	(2,420)
Gain on sale of Logan Circle	188,638	—	188,638	—

Total Other Income (Loss)	230,855	29,329	239,565	(27,196)

Income (Loss) Before Income Taxes	237,144	65,351	274,074	27,663
Income tax benefit (expense)	(46,840)	(7,008)	(58,795)	(11,863)

Net Income (Loss)	$190,304	$58,343	$215,279	$15,800

Allocation of Net Income (Loss)
Principals’ and Others’ Interests in Income (Loss) of Consolidated Subsidiaries	101,484	27,181	115,200	7,609
Net Income (Loss) Attributable to Class A Shareholders	88,820	31,162	100,079	8,191

	$190,304	$58,343	$215,279	$15,800

Earnings (Loss) Per Class A Share
Net income (loss) per Class A share, basic	$0.39	$0.14	$0.44	$0.03

Net income (loss) per Class A share, diluted	$0.37	$0.07	$0.43	$0.02

Weighted average number of Class A shares outstanding, basic	219,388,077	216,913,032	220,044,051	218,160,131

Weighted average number of Class A shares outstanding, diluted	394,250,689	390,293,844	394,234,346	390,240,731

Fortress Investment Group LLC

Condensed Consolidated Balance Sheets

(dollars in thousands)

	September 30, 2017 (Unaudited)	December 31, 2016
Assets
Cash and cash equivalents	$665,566	$397,125
Due from affiliates	240,122	320,633
Investments	842,421	880,001
Investments in options	69,414	53,206
Deferred tax asset, net	408,560	424,244
Other assets	91,393	126,165

Total Assets	$2,317,476	$2,201,374

Liabilities and Equity
Liabilities
Accrued compensation and benefits	$304,042	$370,413
Due to affiliates	391,271	360,769
Deferred incentive income	398,211	330,354
Debt obligations payable	105,000	182,838
Other liabilities	125,784	69,255

Total Liabilities	1,324,308	1,313,629

Commitments and Contingencies
Equity
Class A shares, no par value, 1,000,000,000 shares authorized, 219,367,912 and 216,891,601 shares issued and outstanding at September 30, 2017 and December 31, 2016, respectively	—	—
Class B shares, no par value, 750,000,000 shares authorized, 169,207,335 issued and outstanding at September 30, 2017 and December 31, 2016, respectively	—	—
Paid-in capital	1,874,340	1,899,163
Retained earnings (accumulated deficit)	(1,234,351)	(1,333,828)
Accumulated other comprehensive income (loss)	(2,643)	(1,094)

Total Fortress shareholders’ equity	637,346	564,241
Principals’ and others’ interests in equity of consolidated subsidiaries	355,822	323,504

Total Equity	993,168	887,745

	$2,317,476	$2,201,374

Fortress Investment Group LLC

Exhibit 1-a

Supplemental Data for the Three Months Ended September 30, 2017 and 2016

	Three Months Ended September 30, 2017
		Private Equity		Credit Funds
(in millions)	Total	Funds	Permanent Capital Vehicles	Hedge Funds	PE Funds	Liquid Hedge Funds	Logan Circle
Assets Under Management
AUM—July 1, 2017	$72,431	$6,850	$7,832	$8,310	$9,398	$4,558	$35,483
Capital raised	199	—	—	199	—	—	—
Equity raised (Permanent Capital Vehicles)	—	—	—	—	—	—	—
Increase in invested capital	332	111	—	—	219	2	—
Redemptions	(17)	—	—	(17)	—	—	—
RCA distributions[11]	(178)	—	—	(178)	—	—	—
Return of capital distributions	(2,056)	(964)	(36)	1	(1,057)	—	—
Adjustment for capital reset	(183)	—	—	—	(183)	—	—
Crystallized Incentive Income	(3)	—	—	(3)	—	—	—
Change in AUM of Affiliated Manager and co-managed funds	505	—	—	(62)	—	567	—
Divested Businesses	(37,098)	—	—	—	—	—	(37,098)
Net Client Flows	888	—	—	—	—	—	888
Income (loss) and foreign exchange	1,289	252	127	202	(13)	(6)	727

AUM—Ending Balance	$36,109	$6,249	$7,923	$8,452	$8,364	$5,121	$—
Third-Party Capital Raised	$242	$—	$—	$242	$—	$—	$—

Segment Revenues
Management fees	$131	$20	$31	$37	$29	$1	$13
Incentive income	140	11	58	28	42	1	—

Total	271	31	89	65	71	2	13
Segment Expenses
Operating expenses[12]	(122)	(7)	(34)	(27)	(32)	(2)	(15)
Profit sharing compensation expenses	(41)	(3)	(3)	(13)	(22)	—	—

Total	(163)	(10)	(37)	(40)	(54)	(2)	(15)
Earnings From Affiliated Manager	4	—	—	—	—	4	—

Fund Management DE (before Principal Performance Payments)	112	21	52	25	17	4	(2)

Principal Performance Payments	(12)	(2)	(6)	(2)	(2)	—	—

Fund Management DE	100	19	46	23	15	4	(2)

Investment Income	192	15	—	1	6	—	170
Unallocated Investment Income	1
Unallocated Expenses	(2)

Pre-tax Distributable Earnings	$291	$34	$46	$24	$21	$4	$168

Pre-tax Distributable Earnings per Dividend Paying Share	$0.73

	Three Months Ended September 30, 2016
		Private Equity		Credit Funds
(in millions)	Total	Funds	Permanent Capital Vehicles	Hedge Funds	PE Funds	Liquid Hedge Funds	Logan Circle
Assets Under Management
AUM—July 1, 2016	$70,195	$6,640	$6,644	$8,966	$9,243	$4,622	$34,080
Capital raised	120	—	—	—	120	—	—
Equity raised (Permanent Capital Vehicles)	279	—	279	—	—	—	—
Increase in invested capital	335	1	—	—	334	—	—
Redemptions	(209)	—	—	(1)	—	(208)	—
RCA distributions[11]	(141)	—	—	(141)	—	—	—
Return of capital distributions	(408)	(115)	(45)	—	(248)	—	—
Crystallized Incentive Income	(6)	—	—	(6)	—	—	—
Change in AUM of Affiliated Manager and co-managed funds	(113)	—	—	(240)	—	127	—
Net Client Flows	(1,453)	—	—	—	—	—	(1,453)
Income (loss) and foreign exchange	1,532	545	(32)	226	34	—	759

AUM—Ending Balance	$70,131	$7,071	$6,846	$8,804	$9,483	$4,541	$33,386
Third-Party Capital Raised	$399	$—	$279	$—	$120	$—	$—

Segment Revenues
Management fees	$136	$21	$28	$39	$32	$1	$15
Incentive income	113	—	10	44	59	—	—

Total	249	21	38	83	91	1	15
Segment Expenses
Operating expenses	(104)	(8)	(17)	(25)	(34)	(7)	(13)
Profit sharing compensation expenses	(50)	—	(5)	(16)	(29)	—	—

Total	(154)	(8)	(22)	(41)	(63)	(7)	(13)
Earnings From Affiliated Manager	3	—	—	—	—	3	—

Fund Management DE (before Principal Performance Payments)	98	13	16	42	28	(3)	2

Principal Performance Payments	(10)	—	(2)	(8)	—	—	—

Fund Management DE	88	13	14	34	28	(3)	2

Investment Income	4	—	—	2	4	(2)	—
Unallocated Expenses	(2)

Pre-tax Distributable Earnings	$90	$13	$14	$36	$32	$(5)	$2

Pre-tax Distributable Earnings per Dividend Paying Share	$0.23

[11]	Represents distributions from (i) assets held by redeeming capital accounts in the Drawbridge Special Opportunities Funds, and (ii) the Value Recovery Funds.
[12]	Includes Unallocated Expenses of $5 million incurred by Fortress related to the proposed acquisition by SoftBank.

Fortress Investment Group LLC

Exhibit 1-a

Supplemental Data for the Nine Months Ended September 30, 2017 and 2016

	Nine Months Ended September 30, 2017
		Private Equity		Credit Funds
(in millions)	Total	Funds	Permanent Capital Vehicles	Hedge Funds	PE Funds	Liquid Hedge Funds	Logan Circle
Assets Under Management
AUM—January 1, 2017	$69,627	$6,532	$6,961	$8,803	$9,306	$4,589	$33,436
Capital raised	226	—	—	226	—	—	—
Equity raised (Permanent Capital Vehicles)	835	—	835	—	—	—	—
Increase in invested capital	1,073	133	—	44	894	2	—
Redemptions	(160)	—	—	(160)	—	—	—
RCA distributions[13]	(497)	—	—	(497)	—	—	—
Return of capital distributions	(3,040)	(1,083)	(150)	(7)	(1,630)	(170)	—
Adjustment for capital reset	(183)	—	—	—	(183)	—	—
Crystallized Incentive Income	(111)	—	—	(111)	—	—	—
Equity buyback	(5)	—	(5)	—	—	—	—
Change in AUM of Affiliated Manager and co-managed funds	393	—	—	(325)	—	718	—
Divested Businesses	(37,098)	—	—	—	—	—	(37,098)
Net Client Flows	1,230	—	—	—	—	—	1,230
Income (loss) and foreign exchange	3,819	667	282	479	(23)	(18)	2,432

AUM—Ending Balance	$36,109	$6,249	$7,923	$8,452	$8,364	$5,121	$—
Third-Party Capital Raised	$1,846	$—	$835	$309	$702	$—	$—

Segment Revenues
Management fees	$398	$60	$92	$112	$89	$2	$43
Incentive income	327	12	122	75	117	1	—

Total	725	72	214	187	206	3	43
Segment Expenses
Operating expenses[14]	(365)	(22)	(87)	(82)	(95)	(7)	(44)
Profit sharing compensation expenses	(98)	(3)	(3)	(32)	(60)	—	—

Total	(463)	(25)	(90)	(114)	(155)	(7)	(44)
Earnings From Affiliated Manager	11	—	—	—	—	11	—

Fund Management DE (before Principal Performance Payments)	273	47	124	73	51	7	(1)

Principal Performance Payments	(30)	(2)	(16)	(7)	(5)	—	—

Fund Management DE	243	45	108	66	46	7	(1)

Investment Income	212	15	2	4	10	11	170
Unallocated Investment Income	2
Unallocated Expenses	(6)

Pre-tax Distributable Earnings	$451	$60	$110	$70	$56	$18	$169

Pre-tax Distributable Earnings per Dividend Paying Share	$1.14

	Nine Months Ended September 30, 2016
		Private Equity		Credit Funds
(in millions)	Total	Funds	Permanent Capital Vehicles	Hedge Funds	PE Funds	Liquid Hedge Funds	Logan Circle
Assets Under Management
AUM—January 1, 2016	$70,501	$8,991	$6,816	$8,799	$9,308	$5,409	$31,178
Capital raised	523	—	—	268	176	79	—
Equity raised (Permanent Capital Vehicles)	279	—	279	—	—	—	—
Increase in invested capital	765	19	—	66	680	—	—
Capital acquisitions	682	—	—	682	—	—	—
Redemptions	(532)	—	—	(65)	—	(467)	—
RCA distributions[13]	(314)	—	—	(314)	—	—	—
Return of capital distributions	(1,834)	(717)	(105)	(4)	(979)	(29)	—
Adjustment for capital reset	(650)	(650)	—	—	—	—	—
Crystallized Incentive Income	(63)	—	—	(63)	—	—	—
Equity buyback	(125)	—	(125)	—	—	—	—
Change in AUM of Affiliated Manager and co-managed funds	(1,271)	—	—	(1,015)	—	(256)	—
Divested Businesses	(177)	—	—	—	—	(177)	—
Net Client Flows	(1,174)	—	—	—	—	—	(1,174)
Income (loss) and foreign exchange	3,521	(572)	(19)	450	298	(18)	3,382

AUM—Ending Balance	$70,131	$7,071	$6,846	$8,804	$9,483	$4,541	$33,386
Third-Party Capital Raised	$833	$—	$279	$299	$176	$79	$—

Segment Revenues
Management fees	$418	$73	$82	$113	$94	$13	$43
Incentive income	308	—	26	84	197	1	—

Total	726	73	108	197	291	14	43
Segment Expenses
Operating expenses	(319)	(28)	(54)	(80)	(95)	(23)	(39)
Profit sharing compensation expenses	(139)	—	(9)	(30)	(99)	(1)	—

Total	(458)	(28)	(63)	(110)	(194)	(24)	(39)
Earnings From Affiliated Manager	5	—	—	—	—	5	—

Fund Management DE (before Principal Performance Payments)	273	45	45	87	97	(5)	4

Principal Performance Payments	(24)	—	(6)	(14)	(4)	—	—

Fund Management DE	249	45	39	73	93	(5)	4

Investment Income	15	(1)	2	3	14	(4)	1
Unallocated Expenses	(9)

Pre-tax Distributable Earnings	$255	$44	$41	$76	$107	$(9)	$5

Pre-tax Distributable Earnings per Dividend Paying Share	$0.64

[13]	Represents distributions from (i) assets held by redeeming capital accounts in the Drawbridge Special Opportunities Funds, and (ii) the Value Recovery Funds.
[14]	Includes Unallocated Expenses of $28 million incurred by Fortress related to the proposed acquisition by SoftBank.

Fortress Investment Group LLC

Exhibit 2-a

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended				Full Year 2016	Three Months Ended			Nine Months Ended September 30, 2017
Fortress	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016		March 31, 2017	June 30, 2017	September 30, 2017
Assets Under Management
Private Equity Funds	$7,179	$6,640	$7,071	$6,532	$6,532	$6,695	$6,850	$6,249	$6,249
Permanent Capital Vehicles	6,773	6,644	6,846	6,961	6,961	7,816	7,832	7,923	7,923
Credit Hedge Funds[15]	9,336	8,966	8,804	8,803	8,803	8,633	8,310	8,452	8,452
Credit Private Equity Funds	9,353	9,243	9,483	9,306	9,306	9,098	9,398	8,364	8,364
Liquid Hedge Funds[16]	5,195	4,622	4,541	4,589	4,589	4,198	4,558	5,121	5,121
Logan Circle[17]	32,801	34,080	33,386	33,436	33,436	33,719	35,483	—	—

AUM—Ending Balance	$70,637	$70,195	$70,131	$69,627	$69,627	$70,159	$72,431	$36,109	$36,109

Third-Party Capital Raised	$348	$86	$399	$437	$1,270	$1,550	$54	$242	$1,846

Segment Revenues
Management fees	$141	$141	$136	$133	$551	$133	$134	$131	$398
Incentive income	64	131	113	133	441	103	84	140	327

Total	205	272	249	266	992	236	218	271	725
Segment Expenses
Operating expenses[18]	(109)	(106)	(104)	(119)	(438)	(127)	(116)	(122)	(365)
Profit sharing compensation expenses	(31)	(58)	(50)	(49)	(188)	(40)	(17)	(41)	(98)

Total	(140)	(164)	(154)	(168)	(626)	(167)	(133)	(163)	(463)
Earnings From Affiliated Manager	1	1	3	10	15	1	6	4	11

Fund Management DE (before Principal Performance Payments)	66	109	98	108	381	70	91	112	273

Principal Performance Payments	(3)	(11)	(10)	(12)	(36)	(9)	(9)	(12)	(30)

Fund Management DE	$63	$98	$88	$96	$345	$61	$82	$100	$243

Net Investment Income	1	3	2	11	17	13	4	191	208

Pre-tax Distributable Earnings	$64	$101	$90	$107	$362	$74	$86	$291	$451

[15]	The Assets Under Management presented for the Credit Hedge Funds includes $1,371 million related to co-managed funds as of 3Q 2017.
[16]	The Assets Under Management presented for the Liquid Hedge Funds includes $5,083 million related to the Affiliated Manager as of 3Q 2017.
[17]	Fortress sold the Logan Circle business in September 2017.
[18]	Includes Unallocated Expenses of $21 million, $2 million and $5 million incurred by Fortress related to the proposed acquisition by SoftBank in 1Q 2017, 2Q 2017 and 3Q 2017, respectively.

Fortress Investment Group LLC

Exhibit 2-b

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended				Full Year 2016	Three Months Ended			Nine Months Ended September 30, 2017
Private Equity Funds	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016		March 31, 2017	June 30, 2017	September 30, 2017
Assets Under Management
Main Funds[19]	$4,907	$4,479	$4,980	$4,502	$4,502	$4,676	$4,660	$4,234	$4,234
Coinvestment Funds[20]	1,552	1,463	1,412	1,374	1,374	1,378	1,617	1,464	1,464
MSR Opportunities Funds[21]	333	309	285	261	261	239	220	203	203
Italian NPL Opportunities Fund	231	225	228	213	213	216	163	151	151
Fortress Equity Partners	156	164	166	182	182	186	190	197	197

AUM—Ending Balance	$7,179	$6,640	$7,071	$6,532	$6,532	$6,695	$6,850	$6,249	$6,249

Third-Party Capital Raised	$—	$—	$—	$—	$—	$—	$—	$—	$—

Segment Revenues
Management fees	$26	$26	$21	$21	$94	$20	$20	$20	$60
Incentive income	—	—	—	—	—	—	1	11	12

Total	26	26	21	21	94	20	21	31	72
Segment Expenses
Operating expenses	(10)	(10)	(8)	(8)	(36)	(8)	(7)	(7)	(22)
Profit sharing compensation expenses	—	—	—	—	—	—	—	(3)	(3)

Total	(10)	(10)	(8)	(8)	(36)	(8)	(7)	(10)	(25)

Fund Management DE (before Principal Performance Payments)	16	16	13	13	58	12	14	21	47

Principal Performance Payments	—	—	—	—	—	—	—	(2)	(2)

Fund Management DE	$16	$16	$13	$13	$58	$12	$14	$19	$45

Net Investment Income	(2)	1	—	2	1	—	—	15	15

Pre-tax Distributable Earnings	$14	$17	$13	$15	$59	$12	$14	$34	$60

[19]	Combined AUM for Fund IV and Fund V.
[20]	Combined AUM for Fund IV Coinvestment, Fund V Coinvestment, FHIF and FECI.
[21]	Combined AUM for MSR Opportunities Fund I A, MSR Opportunities Fund I B, MSR Opportunities Fund II A, MSR Opportunities Fund II B and MSR Opportunities Fund MA I.

Fortress Investment Group LLC

Exhibit 2-c

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended				Full Year 2016	Three Months Ended			Nine Months Ended September 30, 2017
Permanent Capital Vehicles	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016		March 31, 2017	June 30, 2017	September 30, 2017
Assets Under Management
Drive Shack Inc.	$680	$680	$680	$680	$680	$680	$681	$681	$681
New Residential Investment Corp.	2,689	2,689	2,948	2,948	2,948	3,782	3,782	3,782	3,782
Eurocastle Investment Limited	608	510	486	488	488	587	627	745	745
New Media Investment Group Inc.	637	637	637	772	772	712	707	707	707
New Senior Investment Group Inc.	1,024	1,024	1,024	1,024	1,024	1,020	1,020	1,020	1,020
Fortress Transportation and Infrastructure Investors LLC	1,135	1,104	1,071	1,049	1,049	1,035	1,015	988	988

AUM—Ending Balance	$6,773	$6,644	$6,846	$6,961	$6,961	$7,816	$7,832	$7,923	$7,923

Third-Party Capital Raised	$—	$—	$279	$135	$414	$835	$—	$—	$835

Segment Revenues
Management fees	$27	$27	$28	$28	$110	$31	$30	$31	$92
Incentive income	2	14	10	41	67	16	48	58	122

Total	29	41	38	69	177	47	78	89	214
Segment Expenses
Operating expenses	(19)	(18)	(17)	(26)	(80)	(24)	(29)	(34)	(87)
Profit sharing compensation expenses	(1)	(3)	(5)	(6)	(15)	—	—	(3)	(3)

Total	(20)	(21)	(22)	(32)	(95)	(24)	(29)	(37)	(90)

Fund Management DE (before Principal Performance Payments)	9	20	16	37	82	23	49	52	124

Principal Performance Payments	(1)	(3)	(2)	(6)	(12)	(4)	(6)	(6)	(16)

Fund Management DE	$8	$17	$14	$31	$70	$19	$43	$46	$108

Net Investment Income	1	1	—	1	3	1	1	—	2

Pre-tax Distributable Earnings	$9	$18	$14	$32	$73	$20	$44	$46	$110

Fortress Investment Group LLC

Exhibit 2-d

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended				Full Year 2016	Three Months Ended			Nine Months Ended September 30, 2017
Credit Hedge Funds	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016		March 31, 2017	June 30, 2017	September 30, 2017
Assets Under Management
Drawbridge Special Opportunities Funds[22]	$5,816	$5,928	$6,019	$6,153	$6,153	$6,054	$6,010	$6,047	$6,047
Third Party Originated Funds[23]	815	837	821	840	840	831	706	743	743
Japan Income Fund	116	123	125	114	114	143	161	163	163
Asset-Based Income Fund	—	—	—	—	—	—	—	128	128
Co-Managed Funds[24]	2,589	2,078	1,838	1,696	1,696	1,605	1,433	1,371	1,371

AUM-Ending Balance	$9,336	$8,966	$8,804	$8,803	$8,803	$8,633	$8,310	$8,452	$8,452

Third-Party Capital Raised	$272	$27	$—	$—	$299	$13	$54	$242	$309

Segment Revenues
Management fees	$37	$37	$39	$37	$150	$37	$38	$37	$112
Incentive income	7	33	44	47	131	32	15	28	75

Total	44	70	83	84	281	69	53	65	187
Segment Expenses
Operating expenses	(26)	(29)	(25)	(27)	(107)	(27)	(28)	(27)	(82)
Profit sharing compensation expenses	(3)	(11)	(16)	(20)	(50)	(13)	(6)	(13)	(32)

Total	(29)	(40)	(41)	(47)	(157)	(40)	(34)	(40)	(114)

Fund Management DE (before Principal Performance Payments)	15	30	42	37	124	29	19	25	73

Principal Performance Payments	(1)	(5)	(8)	(5)	(19)	(2)	(3)	(2)	(7)

Fund Management DE	$14	$25	$34	$32	$105	$27	$16	$23	$66

Net Investment Income	—	1	2	3	6	1	2	1	4

Pre-tax Distributable Earnings	$14	$26	$36	$35	$111	$28	$18	$24	$70

Net Returns[25]
Drawbridge Special Opportunities Fund LP	0.6%	2.8%	2.7%	3.3%	9.7%	2.4%	1.2%	2.0%	5.6%
Drawbridge Special Opportunities Fund Ltd	(1.3%)	1.5%	3.1%	2.6%	5.9%	2.2%	1.0%	2.6%	5.8%

[22]	Combined AUM for Drawbridge Special Opportunities Fund LP, Drawbridge Special Opportunities Fund Ltd, Drawbridge Special Opportunities Fund managed accounts, Worden Fund LP and Worden Fund II LP. Worden Fund II LP was closed in 1Q 2016.
[23]	Combined AUM for the third party originated JP Funds and third party originated Value Recovery Funds.
[24]	Combined AUM for the Mount Kellett investment funds and related accounts.
[25]	The performance data contained herein reflects returns for a “new issue eligible,” single investor class as of the close of business on the last day of the relevant period. Net returns reflect performance data after taking into account management fees borne by the Fund and incentive allocations. The returns for the Drawbridge Special Opportunities Funds reflect the performance of each fund excluding special investments and the performance of the redeeming capital accounts which relate to December 31, 2009, December 31, 2010, December 31, 2011, December 31, 2012, December 31, 2013, December 31, 2014, December 31, 2015 and December 31, 2016 redemptions.

Fortress Investment Group LLC

Exhibit 2-e

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended				Full Year 2016	Three Months Ended			Nine Months Ended September 30, 2017
Credit Private Equity Funds	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016		March 31, 2017	June 30, 2017	September 30, 2017
Assets Under Management
Long Dated Value Funds[26]	$292	$203	$186	$186	$186	$186	$186	$186	$186
Real Assets Funds	50	33	33	33	33	33	—	—	—
Fortress Credit Opportunities Funds[27]	6,894	6,765	7,031	7,112	7,112	6,773	7,145	6,133	6,133
Japan Opportunity Funds[28]	2,117	2,242	2,234	1,975	1,975	2,107	2,067	2,045	2,045

AUM-Ending Balance	$9,353	$9,243	$9,483	$9,306	$9,306	$9,098	$9,398	$8,364	$8,364

Third-Party Capital Raised	$13	$43	$120	$302	$478	$702	$—	$—	$702

Segment Revenues
Management fees	$31	$31	$32	$32	$126	$30	$30	$29	$89
Incentive income	53	85	59	44	241	55	20	42	117

Total	84	116	91	76	367	85	50	71	206
Segment Expenses
Operating expenses	(32)	(29)	(34)	(38)	(133)	(31)	(32)	(32)	(95)
Profit sharing compensation expenses	(26)	(44)	(29)	(23)	(122)	(27)	(11)	(22)	(60)

Total	(58)	(73)	(63)	(61)	(255)	(58)	(43)	(54)	(155)

Fund Management DE (before Principal Performance Payments)	26	43	28	15	112	27	7	17	51

Principal Performance Payments	(1)	(3)	—	(1)	(5)	(3)	—	(2)	(5)

Fund Management DE	$25	$40	$28	$14	$107	$24	$7	$15	$46

Net Investment Income	3	7	4	6	20	3	1	6	10

Pre-tax Distributable Earnings	$28	$47	$32	$20	$127	$27	$8	$21	$56

[26]	Combined AUM for Long Dated Value Fund I, Long Dated Value Fund II, Long Dated Value Fund III and LDVF Patent Fund.
[27]	Combined AUM for Credit Opportunities Fund, Credit Opportunities Fund II, Credit Opportunities Fund III, Credit Opportunities Fund IV, FCO Managed Accounts, Global Opportunities Funds, Life Settlements Fund, Life Settlements Fund MA, SIP managed account, Real Estate Opportunities Fund, Real Estate Opportunities Fund II, Real Estate Opportunities REOC Fund and Secured Lending Fund I.
[28]	Combined AUM for Japan Opportunity Fund, Japan Opportunity Fund II (Dollar), Japan Opportunity Fund II (Yen), Japan Opportunity Fund III (Dollar), Japan Opportunity Fund III (Yen), FJOF3 Residential Coinvestment Fund (Dollar) and FJOF3 Residential Coinvestment Fund (Yen).

Fortress Investment Group LLC

Exhibit 2-f

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended				Full Year 2016	Three Months Ended			Nine Months Ended September 30, 2017
Liquid Hedge Funds	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016		March 31, 2017	June 30, 2017	September 30, 2017
Assets Under Management
Drawbridge Global Macro Funds[29]	116	112	101	39	39	39	35	38	38
Fortress Convex Asia Funds[30]	176	—	—	—	—	—	—	—	—
Fortress Centaurus Global Funds[31]	206	182	—	—	—	—	—	—	—
Fortress Partners Funds[32]	228	215	199	186	186	9	7	—	—
Affiliated Manager[33]	4,469	4,113	4,240	4,365	4,365	4,150	4,516	5,083	5,083

AUM-Ending Balance	$5,195	$4,622	$4,541	$4,589	$4,589	$4,198	$4,558	$5,121	$5,121

Third-Party Capital Raised	$63	$16	$—	$—	$79	$—	$—	$—	$—

Segment Revenues
Management fees	$6	$6	$1	$1	$14	$—	$1	$1	$2
Incentive income	2	(1)	—	—	1	—	—	1	1

Total	8	5	1	1	15	—	1	2	3
Segment Expenses
Operating expenses	(9)	(7)	(7)	(5)	(28)	(2)	(3)	(2)	(7)
Profit sharing compensation expenses	(1)	—	—	—	(1)	—	—	—	—

Total	(10)	(7)	(7)	(5)	(29)	(2)	(3)	(2)	(7)
Earnings From Affiliated Manager	1	1	3	10	15	1	6	4	11

Fund Management DE (before Principal Performance Payments)	(1)	(1)	(3)	6	1	(1)	4	4	7

Principal Performance Payments	—	—	—	—	—	—	—	—	—

Fund Management DE	$(1)	$(1)	$(3)	$6	$1	$(1)	$4	$4	$7

Net Investment Income	3	(5)	(2)	1	(3)	9	2	—	11

Pre-tax Distributable Earnings	$2	$(6)	$(5)	$7	$(2)	$8	$6	$4	$18

Net Returns[34]
Fortress Convex Asia Fund Ltd	1.5%	(1.2%)	N/A	N/A	0.3%	N/A	N/A	N/A	N/A
Fortress Centaurus Global Fund Ltd	1.9%	(6.1%)	(3.3%)	N/A	(7.5%)	N/A	N/A	N/A	N/A

[29]	Combined AUM for Drawbridge Global Macro Fund LP and Drawbridge Global Macro Intermediate Fund LP.
[30]	Combined AUM for Fortress Convex Asia Fund LP, Fortress Convex Asia Fund Ltd, Fortress Convex Asia Fund PF LP and Fortress Convex Asia Fund PF Ltd. In 2Q 2016, Fortress transferred its interests as general partner and investment manager of the Fortress Convex Asia Funds to a third party.
[31]	Combined AUM for Fortress Centaurus Global Fund LP and Fortress Centaurus Global Fund Ltd. In 3Q 2016, Fortress closed the Fortress Centaurus Global Funds.
[32]	Combined AUM for Fortress Partners Fund LP and Fortress Partners Offshore Fund LP.
[33]	In 1Q 2015, the Fortress Asia Macro Funds and related managed accounts transitioned to Graticule Asset Management and became an Affiliated Manager.
[34]	The performance data contained herein reflects returns for a “new issue eligible,” single investor class as of the close of business on the last day of the relevant period. Net returns reflect performance data after taking into account management fees borne by the Fund and incentive allocations.

Fortress Investment Group LLC

Exhibit 2-g

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended				Full Year 2016	Three Months Ended			Nine Months Ended September 30, 2017
Logan Circle[35]	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016		March 31, 2017	June 30, 2017	September 30, 2017
Assets Under Management
AUM - Ending Balance	$32,801	$34,080	$33,386	$33,436	$33,436	$33,719	$35,483	$—	$—

Net Client Flows	$261	$18	$(1,453)	$1,049	$(125)	$(362)	$704	$888	$1,230

Segment Revenues
Management fees	$14	$14	$15	$14	$57	$15	$15	$13	$43
Incentive income	—	—	—	1	1	—	—	—	—

Total	14	14	15	15	58	15	15	13	43
Segment Expenses
Operating expenses	(13)	(13)	(13)	(15)	(54)	(14)	(15)	(15)	(44)
Profit sharing compensation expenses	—	—	—	—	—	—	—	—	—

Total	(13)	(13)	(13)	(15)	(54)	(14)	(15)	(15)	(44)

Fund Management DE	$1	$1	$2	$—	$4	$1	$—	$(2)	$(1)

Net Investment Income	—	1	—	(1)	—	—	—	170	170

Pre-tax Distributable Earnings	$1	$2	$2	$(1)	$4	$1	$—	$168	$169

[35]	Fortress sold the Logan Circle business in September 2017.

Fortress Investment Group LLC

Exhibit 3

Reconciliation of GAAP Net Income (Loss) to Pre-tax Distributable Earnings and Fund Management DE,

Reconciliation of GAAP Revenues to Segment Revenues and Reconciliation of GAAP Expenses to Segment Expenses

(dollars in millions)

	Three Months Ended					Three Months Ended
	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	Full Year 2016	March 31, 2017	June 30, 2017	September 30, 2017	Nine Months Ended September 30, 2017
GAAP Net Income (Loss)	$(16)	$(27)	$58	$165	$181	$(7)	$32	$190	$215

Principals’ and Others’ Interests in (Income) Loss of Consolidated Subsidiaries	7	13	(28)	(79)	(87)	4	(17)	(101)	(115)
Redeemable non-controlling interests in Income (Loss)	—	—	—	—	—	—	—	—	—

GAAP Net Income (Loss) Attributable to Class A Shareholders	$(9)	$(14)	$31	$86	$94	$(3)	$15	$89	$100

Private Equity incentive income	23	73	8	(38)	66	41	12	12	65
Hedge Fund, PCV and Logan Circle incentive income	8	26	35	(69)	—	31	16	51	98
Incentive income received related to exercise of options	—	—	4	—	4	—	—	10	10
Distributions of earnings from equity method investees	3	8	4	11	26	13	3	19	36
Losses (earnings) from equity method investees	24	8	(24)	30	38	22	(20)	(16)	(14)
Losses (gains) on options	2	(12)	(4)	(9)	(23)	(27)	23	(15)	(19)
Losses (gains) on other Investments	15	19	1	(37)	(2)	6	(3)	(4)	(1)
Impairment of investments	(2)	(1)	—	(1)	(4)	—	—	—	—
Adjust income from the receipt of options	—	—	(2)	(3)	(5)	(8)	—	—	(8)
Amortization of intangible assets and impairment of goodwill	1	—	1	1	3	1	—	1	2
Employee, Principal and director compensation	3	2	2	37	44	3	10	15	28
Adjust non-controlling interests related to Fortress Operating Group units	(8)	(12)	27	79	86	(4)	17	102	115
Tax receivable agreement liability reduction	3	—	—	4	7	—	—	—	—
Adjust income taxes and other tax related items	1	4	7	16	28	(1)	13	47	59
Adjust gain on sale of Logan Circle	—	—	—	—	—	—	—	(20)	(20)

Pre-tax Distributable Earnings	$64	$101	$90	$107	$362	$74	$86	$291	$451

Investment Loss (income)	(4)	(6)	(4)	(13)	(27)	(15)	(6)	(193)	(214)
Interest Expense	3	3	2	2	10	2	2	2	6

Fund Management DE	$63	$98	$88	$96	$345	$61	$82	$100	$243

GAAP Revenues	$232	$232	$261	$438	$1,164	$232	$247	$254	$734

Adjust management fees	1	—	—	—	1	1	—	1	2
Adjust incentive income	31	100	65	(107)	89	72	28	79	179
Adjust income from the receipt of options	—	—	(2)	(3)	(5)	(8)	—	—	(8)
Other revenues	(59)	(60)	(75)	(62)	(257)	(61)	(57)	(63)	(182)

Segment Revenues	$205	$272	$249	$266	$992	$236	$218	$271	$725

GAAP Expenses	$207	$238	$226	$280	$951	$241	$210	$248	$699

Adjust interest expense	(3)	(3)	(2)	(2)	(10)	(2)	(2)	(2)	(6)
Adjust employee, Principal and director compensation	(2)	(1)	(1)	(35)	(39)	(2)	(6)	(8)	(16)
Adjust amortization of intangible assets and impairment of goodwill	(1)	—	(1)	(1)	(3)	(1)	—	(1)	(2)
Adjust expense reimbursements from affiliates and non-affiliates	(57)	(58)	(58)	(60)	(233)	(58)	(57)	(56)	(171)
Adjust Principal Performance Payments	(4)	(12)	(10)	(14)	(40)	(11)	(12)	(18)	(41)

Segment Expenses	$140	$164	$154	$168	$626	$167	$133	$163	$463

‘‘Distributable earnings’’ is Fortress’s supplemental measure of operating performance used by management in analyzing segment and overall results. As compared to generally accepted accounting principles (‘‘GAAP’’) net income, distributable earnings excludes the effects of unrealized gains (or losses) on illiquid investments, reflects contingent revenue which has been received as income to the extent it is not expected to be reversed, and disregards expenses which do not require an outlay of assets, whether currently or on an accrued basis. Distributable earnings is reflected on an unconsolidated and pre-tax basis, and, therefore, the interests in consolidated subsidiaries related to Fortress Operating Group units (held by the principals) and income tax expense are added back in its calculation. Distributable earnings is not a measure of cash generated by operations which is available for distribution nor should it be considered in isolation or as an alternative to cash flow or net income in accordance with GAAP and it is not necessarily indicative of liquidity or cash available to fund the Company’s operations. For a complete discussion of distributable earnings and its reconciliation to GAAP, as well as an explanation of the calculation of distributable earnings impairment, see note 10 to the financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017.

Fortress’s management uses distributable earnings:

•	in making operating decisions and assessing the performance of each of the Company’s core businesses;

•	for planning purposes, including the preparation of annual operating budgets;

•	as a valuation measure in strategic analyses in connection with the performance of its funds and the performance of its employees; and

•	to assist in evaluating its periodic distributions to equity holders.

Growing distributable earnings is a key component to the Company’s business strategy and distributable earnings is the supplemental measure used by management to evaluate the economic profitability of each of the Company’s businesses and total operations. Therefore, Fortress believes that it provides useful information to investors in evaluating its operating performance. Fortress’s definition of distributable earnings is not based on any definition contained in its amended and restated operating agreement.

“Fund management DE” is equal to pre-tax distributable earnings excluding our direct investment-related results. Fund management DE is comprised of “Pre-tax Distributable Earnings” excluding “Investment Loss (Income)” and “Interest Expense.” Fund management DE and its components are used by management to analyze and measure the performance of our investment management business on a stand-alone basis. Fortress defines segment operating margin to be equal to fund management DE divided by segment revenues. The Company believes that it is useful to provide investors with the opportunity to review our investment management business using the same metrics. Fund management DE and its components are subject to the same limitations as pre-tax distributable earnings, as described above.

Fortress Investment Group LLC

Exhibit 4

Reconciliation of Weighted Average Class A Shares Outstanding (Used for Basic EPS) to Weighted Average Dividend Paying Shares and Units Outstanding (Used for DEPS)

	Three Months Ended September 30,		Nine Months Ended June 30,
	2017	2016	2017	2016
Weighted Average Class A Shares Outstanding (Used for Basic EPS)	219,388,077	216,913,032	220,044,051	218,160,131

Weighted average fully vested restricted Class A share units with dividend equivalent rights	(20,165)	(303,762)	(1,471,162)	(755,599)
Weighted average restricted Class A shares	(934,192)	(886,867)	(933,845)	(822,628)

Weighted Average Class A Shares Outstanding	218,433,720	215,722,403	217,639,044	216,581,904

Weighted average restricted Class A shares[36]	934,192	886,867	933,845	822,628
Weighted average fully vested restricted Class A share units which are entitled to dividend equivalent payments	20,165	303,762	1,471,162	755,599
Weighted average unvested restricted Class A share units which are entitled to dividend equivalent payments	7,461,953	8,063,715	7,396,854	7,982,073
Weighted average Fortress Operating Group units	169,207,335	169,437,692	169,207,335	169,488,696

Weighted Average Class A Shares Outstanding (Used for DEPS)	396,057,365	394,414,439	396,648,240	395,630,900

Weighted average vested and unvested restricted Class A share units which are not entitled to dividend equivalent payments	8,458,814	9,197,150	8,321,531	9,099,458

Weighted Average Fully Diluted Shares and Units Outstanding (Used for Diluted DEPS)	404,516,179	403,611,589	404,969,771	404,730,358

“Dividend paying shares and units” represents the number of shares and units outstanding at the end of the period which were entitled to receive dividends or related distributions. It excludes certain potentially dilutive equity instruments, primarily non-dividend paying restricted Class A share units, and, therefore, is limited in its usefulness in computing per share amounts. Accordingly, dividend paying shares and units should be considered only as a supplement and not an alternative to GAAP basic and diluted shares outstanding. The Company’s calculation of dividend paying shares and units may be different from the calculation used by other companies and, therefore, comparability may be limited.

[36]	Includes both fully vested and unvested restricted Class A shares.

Fortress Investment Group LLC

Exhibit 5

Reconciliation of GAAP Book Value Per Share to Net Cash and Investments Per Share

(dollars and shares in thousands)

	As of September 30, 2017		As of December 31, 2016
	GAAP Book Value	Net Cash and Investments	GAAP Book Value	Net Cash and Investments
Cash and Cash equivalents	$665,566	$665,566	$397,125	$397,125
Investments	842,421	842,421	880,001	880,001
Investments in options[37]	69,414	—	53,206	—
Due from Affiliates	240,122	—	320,633	—
Deferred Tax Asset, net	408,560	—	424,244	—
Other Assets	91,393	—	126,165	—

Total Assets	2,317,476	1,507,987	2,201,374	1,277,126

Debt Obligations Payable	$105,000	$105,000	$182,838	$182,838
Accrued Compensation and Benefits	304,042	—	370,413	—
Due to Affiliates	391,271	—	360,769	—
Deferred Incentive Income	398,211	—	330,354	—
Other Liabilities	125,784	—	69,255	—

Total Liabilities	1,324,308	105,000	1,313,629	182,838

Net	$993,168	$1,402,987	$887,745	$1,094,288

	Shares Outstanding	Dividend Paying Shares and Units Outstanding	Shares Outstanding	Dividend Paying Shares and Units Outstanding
Class A Shares	218,434	218,434	216,005	216,005
Restricted Class A Shares	934	934	887	887
Fortress Operating Group Units	169,207	169,207	169,207	169,207
Fully Vested Class A Shares - Dividend Paying	—	71	—	468
Unvested Class A Shares - Dividend Paying	—	7,462	—	8,064

Shares Outstanding	388,575	396,108	386,099	394,631

Per Share	$2.56	$3.54	$2.30	$2.77

Net cash and investments represents cash and cash equivalents plus investments less debt outstanding. The Company believes that net cash and investments is a useful supplemental measure because it provides investors with information regarding the Company’s net investment assets. Net cash and investments excludes certain assets (investments in options, due from affiliates, deferred tax asset, other assets) and liabilities (due to affiliates, accrued compensation and benefits, deferred incentive income and other liabilities) and its utility as a measure of financial position is limited. Accordingly, net cash and investments should be considered only as a supplement and not an alternative to GAAP book value as a measure of the Company’s financial position. The Company’s calculation of net cash and investments may be different from the calculation used by other companies and, therefore, comparability may be limited.

[37]	The intrinsic value of options in equity method investees totaled $48 million at quarter end and is included in our undistributed, unrecognized incentive income. This value represents incentive income that would have been recorded in Distributable Earnings if Fortress had exercised all of its in-the-money options it holds in the Permanent Capital Vehicles and sold all of the resulting shares at their September 30, 2017 closing price and differs from the fair value derived from option pricing models included in the table above.